SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 22, 2008 (February 15, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  Unregistered Sales of Equity Securities

To the extent applicable, the contents of Item 5.02 below are incorporated into this Item 3.02 by reference.

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 15, 2008, the Compensation Committee of Chembio Diagnostics, Inc. (the “Company”) reduced, to $0.48 per share, the exercise price of each employee and director stock option issued under the 1999 Equity Incentive Plan (the “1999 Plan”) for which the exercise price was greater than $0.48 per share of the Company’s common stock.  The closing market price of the Company’s common stock on February 15, 2008 was $0.22 per share.  There was no other change made to the terms of the stock options other than the reduction in the exercise price.

The following table lists the number of shares of Company common stock underlying options with a previous exercise price greater than $0.48 per share that are held by officers or board members, and the previous exercise price of each such stock option.

Executive Officer or Board Member	Number of Shares of Common Stock Options under the 1999 Plan	Previous Exercise Price	New Exercise Price
Al Carus (1)	36,000	$0.53	$0.48
Al Carus (1)	36,000	$0.53	$0.48
Al Carus (1)	36,000	$0.53	$0.48
Al Carus (1)	36,000	$0.53	$0.48
Al Carus (1)	12,000	$0.55	$0.48
Al Carus (1)	12,000	$0.55	$0.48
Al Carus (1)	12,000	$0.55	$0.48
Al Carus (1)	12,000	$0.75	$0.48
Al Carus (1)	12,000	$0.75	$0.48
Al Carus (1)	12,000	$0.75	$0.48
Al Carus (1)	12,000	$0.79	$0.48
Al Carus (1)	12,000	$0.79	$0.48
Al Carus (1)	12,000	$0.79	$0.48
Gary Meller (2)	36,000	$0.53	$0.48
Gary Meller (2)	36,000	$0.53	$0.48
Gary Meller (2)	36,000	$0.53	$0.48
Gary Meller (2)	36,000	$0.53	$0.48
Gary Meller (2)	12,000	$0.55	$0.48
Gary Meller (2)	12,000	$0.55	$0.48
Gary Meller (2)	12,000	$0.55	$0.48
Gary Meller (2)	12,000	$0.68	$0.48
Gary Meller (2)	12,000	$0.68	$0.48
Gary Meller (2)	12,000	$0.68	$0.48
Gary Meller (2)	12,000	$0.80	$0.48
Gary Meller (2)	12,000	$0.80	$0.48
Gary Meller (2)	12,000	$0.80	$0.48
Javan Esfandiari (3)	100,000	$0.60	$0.48
Javan Esfandiari (3)	100,000	$0.60	$0.48
Javan Esfandiari (3)	100,000	$0.60	$0.48
Javan Esfandiari (3)	18,750	$0.62	$0.48
Javan Esfandiari (3)	18,750	$0.62	$0.48
Javan Esfandiari (3)	30,000	$0.75	$0.48
Javan Esfandiari (3)	5,000	$0.75	$0.48
Javan Esfandiari (3)	25,000	$0.75	$0.48
Javan Esfandiari (3)	25,000	$0.75	$0.48
Javan Esfandiari (3)	30,000	$0.75	$0.48
Javan Esfandiari (3)	5,000	$0.75	$0.48
Javan Esfandiari (3)	25,000	$0.75	$0.48
Javan Esfandiari (3)	25,000	$0.75	$0.48
Javan Esfandiari (3)	25,000	$0.75	$0.48
Kathy Davis (4)	36,000	$0.53	$0.48
Kathy Davis (4)	36,000	$0.53	$0.48
Kathy Davis (4)	36,000	$0.53	$0.48
Kathy Davis (4)	36,000	$0.53	$0.48
Kathy Davis (4)	36,000	$0.53	$0.48
Lawrence Siebert (5)	10,000	$0.75	$0.48
Lawrence Siebert (5)	50,000	$0.75	$0.48
Lawrence Siebert (5)	10,000	$0.75	$0.48
Lawrence Siebert (5)	50,000	$0.75	$0.48
Lawrence Siebert (5)	50,000	$0.75	$0.48
Richard Bruce (6)	20,000	$0.59	$0.48
Richard Bruce (6)	12,500	$0.62	$0.48
Richard Bruce (6)	12,500	$0.62	$0.48
Richard Bruce (6)	5,000	$0.75	$0.48
Richard Bruce (6)	12,500	$0.75	$0.48
Richard Bruce (6)	12,500	$0.75	$0.48
Richard Bruce (6)	10,000	$0.75	$0.48
Richard Bruce (6)	5,000	$0.75	$0.48
Richard J. Larkin (7)	18,750	$0.62	$0.48
Richard J. Larkin (7)	18,750	$0.62	$0.48
Richard J. Larkin (7)	25,000	$0.75	$0.48
Richard J. Larkin (7)	25,000	$0.75	$0.48
Tom Ippolito (8)	15,000	$0.62	$0.48

(1) Al Carus is a Director of the Company.
(2) Gary Meller is a Director of the Company.
(3) Javan Esfandiari is Senior Vice President of Research and Development for the Company.
(4) Kathy Davis is a Director of the Company.
(5) Lawrence A. Siebert is the Company’s Chief Executive Officer and a Director.
(6) Richard Bruce is Vice President of Operations for the Company.
(7) Richard J. Larkin is the Company’s Chief Financial Officer.
(8) Tom Ippolito is Vice President of Regulatory Affairs, QA & QC for the Company.

In addition, on February 15, 2008 in accordance with the terms of the Company’s 1999 Plan, the Company granted certain employees of the Company options to purchase an aggregate of 525,000 shares of the Company’s common stock.  The exercise price for these options is equal to $0.22 per share, which was the closing market price for the Company’s common stock on February 15, 2008.  The options vest on the date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee’s employment with the Company or (b) the fifth anniversary of the date of grant.  The following table identifies the portions of these options issued to officers of the Company.

Name of Executive Officer	Number of Shares of Common Stock Options	Exercise Price of Stock Option	Expiration Date of Stock Option	Vesting Date of Stock Option
Javan Esfandiari – Senior Vice President of Research and Development	60,000	$0.22	2/15/2013	2/15/2008
Lawrence A. Siebert - Chief Executive Officer	75,000	$0.22	2/15/2013	2/15/2008
Richard Bruce - Vice President of Operations	50,000	$0.22	2/15/2013	2/15/2008
Richard J. Larkin – Chief Financial Officer	75,000	$0.22	2/15/2013	2/15/2008
Tom Ippolito - Vice President of Regulatory Affairs, QA & QC	50,000	$0.22	2/15/2013	2/15/2008

These issuances were granted based on exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state laws pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D.  These issuances qualified for this exemption from registration because (i) the Company did not engage in any general solicitation or advertising to market the securities;  (ii) all the Company's reports filed under the Securities Exchange Act of 1934 were made available to the recipients; (iii) each recipient was provided the opportunity to ask questions and receive answers from the Company regarding the offering; (iv) the securities were issued to persons with knowledge and experience in financial and business matters so that he or she is capable of evaluating the merits and risks of an investment in the Company; and (v) the recipients received “restricted securities” that include a restrictive legend on the certificate.

Also on February 15, 2008, the Company’s Compensation Committee approved cash discretionary bonuses for the fiscal year ended December 31, 2007 for the officers of the Company named below.

Name and Title	Discretionary Bonus for Fiscal Year Ended December 31, 2007
Lawrence A. Siebert, Chief Executive Officer	$26,000
Richard J. Larkin, Chief Financial Officer	$15,000
Javan Esfandiari, Senior Vice President of Research and Development	$16,000
Richard Bruce, Vice President of Operations	$12,000
Tom Ippolito, Vice President of Regulatory Affairs	$12,000

The bonuses paid to each of Mr. Siebert and Mr. Esfandiari were paid on a discretionary basis pursuant to the terms of their respective employment agreements, and the bonuses paid to Mr. Larkin, Mr. Bruce and Mr. Ippoltio were paid solely on a discretionary basis, and not pursuant to any bonus plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 22, 2008                                                     Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer